UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2011

WILLBROS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11953	30-0513080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 403-8000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 28, 2011, the Board of Directors of Willbros Group, Inc. (the “Company”) took action to terminate the Willbros Group Inc. Severance Plan, as amended and restated effective as of September 25, 2003, and as further amended December 31, 2008 (the “Plan”). The termination of the Plan will become effective December 31, 2011. One of the Company’s executive officers is currently the only participant in the Plan. For a description of the Plan, see “Executive Compensation – Potential Payments Upon Termination or Change in Control – Executive Severance Plan” in the Company’s Proxy Statement for its 2011 Annual Meeting of Stockholders filed April 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date:  June 30, 2011

By: /s/ Van A. Welch
Van A. Welch
Senior Vice President and
Chief Financial Officer

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